Exhibit 32.2

Certification

Pursuant To 18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 Of The Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Highlands Bankshares, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James T. Riffe, Executive Vice President and Cashier of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.

The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James T. Riffe

James T. Riffe

Executive Vice President and Cashier

March 26, 2005